UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) : December 1, 1997
                                                         ----------------



                           ESSEX PROPERTY TRUST, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)



            Maryland                      1-13106               77-0369576

    (State or other jurisdiction        (Commission          (I.R.S. Employer
 of incorporation or organization)      File Number)         Identification No.)



               777 CALIFORNIA AVENUE, PALO ALTO, CALIFORNIA 94304
              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code : (650) 494-3700

Item 5. OTHER EVENTS
--------------------
                             (Dollars in thousands)
1997 Acquisitions
-----------------

On January 3, 1997, the Company acquired Wilshire Promenade, a 128 unit apartment community in Fullerton, California, for a contract price of $10,250. Wilshire Promenade Limited Partnership, a California limited partnership was the arms-length unrelated third party seller of the property.

On January 28, 1997, the Company acquired Tara Village, a 168 unit apartment community in Tarzana, California, for a contract price of $10,335. KLST Partnership, a California general partnership was the arms-length unrelated third party seller of the property.

On February 27, 1997, the Company acquired Foothill Gardens and Twin Creeks located in San Ramon, California, adding 176 units to the Company's portfolio. These properties were purchased for an aggregate contract price of $19,166. Dame Construction Company, Inc., a California corporation was the arms-length unrelated third party seller of the property.

On June 3, 1997, the Company purchased Kings Road, a 196 unit apartment community located in Los Angeles, California, for a contract price of $12,895. Kings Road Apartments, L.P., a California limited partnership was the arms-length unrelated third party seller of the property.

On June 23, 1997, the Company purchased Evergreen Heights, a 200 unit apartment community located in Kirkland, Washington, for a contract price of $15,800. In connection with this transaction the Company assumed a $9,404, 8.78% fixed interest rate loan. The loan matures in December, 2002. Lincoln Evergreen Limited Partnership, a Washington limited partnership was the arms-length third party seller of the property.

On June 25, 1997, the Company acquired Villa Scandia, a 118 unit apartment community located in Ventura, California, for a contract price of $5,160. Tiger Ventura County, L.P., a Delaware limited partnership was the arms-length third party seller of the property.

On June 26,  1997,  the  Company  acquired  Casa Del  Mar,  a 96 unit  apartment community located in Pasadena, California, for a contract price of $6,075. CEI-Pasadena Partners, Ltd., a California limited partnership was the arms-length third party seller of the property.

On June 30, 1997, the Company, through an 85% interest in a newly formed limited partnership, acquired The Bluffs II, a 224 unit apartment community located in San Diego, California, for a contract price of $10,660. The property secures a loan from the Company of $7,672, which may be replaced by third party financing. The balance of the purchase price was paid by the issuance of (i) 18,473 limited partnership units of Essex Portfolio L.P. (valued at $544) (ii) payment of $493 in cash by the 15% partners in the newly formed partnership and (iii) Essex's cash investment. Lincoln-Bluffs II Associates, L.P., a California limited partnership was the arms-length third party seller of the property.

On July 15, 1997, the Company acquired The Village Apartments, a 122 unit apartment community, located in Oxnard, California, for a contract price of $7,720. Pacifica Village, Ltd., a California limited partnership was the arms-length third party seller of the property.

On August 6, 1997, the Company acquired a majority ownership interest in an additional 193 units located adjacent to the 371 unit Camarillo Oaks property which the Company has owned since 1996. The contract price of this property was $12,000. In connection with this transaction the Company assumed $8,915 of tax exempt variable rate bonds which mature in June 2018. Jimmie H. and Judy S. Shinohara and Camarillo Investments, Inc. a California corporation were the arms-length third party sellers of the property.

On August 6, 1997, the Company acquired Park Place and Windsor Court Apartments, located in Los Angeles, California, adding 118 units to the Company's portfolio. These properties were purchased for an aggregate purchase price of $11,000. Detroit Properties, Inc., a California corporation was the arms-length third party seller of the property.

On September 16, 1997, the Company acquired Windsor Terrace, a 104 unit apartment community located in Pasadena, California, for a contract price of $6,964. Leong Keng Lim, Perk Harn-Kuok Lim and 280 Pasadena Windsor Terrace, Ltd., a California limited partnership were the arms-length third party sellers of the property. Subsequent to this purchase the Company purchased in separate transactions an additional two units for an aggregate contract price of $115 from arms-length third party sellers.

On October 1, 1997, the Company acquired Huntington Breakers, a 342 unit apartment community located in Huntington Beach, California, for a contract price of $30,400. In connection with this transaction the Company assumed $16,000 of tax exempt variable rate bonds which mature in July 2014. Huntington Breakers Apartments Limited Partnership, a California limited partnership is the arms-length third party seller of the property.

On October 28, 1997, the Company purchased Stonehedge Village, a 196 unit apartment community located in Bothel, Washington, for a contract price of $14,160. In connection with this transaction the Company assumed an approximate $9,254, 7.865% fixed interest rate loan. The loan matures in March 2007. Stonehedge Village Limited Partnership, a Washington limited partnership was the arms-length third party seller of the property.

On October 28, 1997, the Company purchased Bridle Trails, a 92 unit apartment community located in Kirkland, Washington, for a contract price of $6,620. In connection with this transaction the Company assumed an approximate $4,277, 8.055% fixed interest rate loan. The loan matures in February 2007. Bridle Trails Partners Limited Partnership, a Washington limited partnership was the arms-length third party seller of the property.

On October 28, 1997, the Company purchased Spring Lake, a 69 unit apartment community located in Seattle, Washington, for a contract price of $3,860. In connection with this transaction the Company assumed an approximate $2,289, 7.985% fixed interest rate loan. The loan matures in March 2007. Spring Lake Associates Limited Partnership, a Washington limited partnership was the arms-length third party seller of the property.

On October 28, 1997, the Company purchased Maple Leaf, a 48 unit apartment community located in Seattle, Washington, for a contract price of $3,836. In connection with this transaction the Company assumed an approximate $2,090, 7.985% fixed interest rate loan. The loan matures in March 2001. Maple Leaf Associates Limited Partnership, a Washington limited partnership was the arms-length third party seller of the property.

On October 30, 1997, the Company acquired Trabuco Villas, a 132 unit apartment community located in Lake Forest, California, for a contract price of $11,750. Reginald D. De La Cuesta and Margaret De La Cuesta, Co-Trustees of the De La Cuesta Inter Vivos Trust, u/d/t/ July 21, 1987 were the arms-length third party sellers of the property.

On November 7, 1997, the Company acquired Meadows at Cascade Park, a 198 unit apartment community located in Vancouver, Washington, for a contract price of $11,075. Columbia Glen Development Corporation, a Oregon corporation, also known as CGC, Inc. was the arms-length third party seller of the property.

On November 7, 1997, the Company acquired an approximate 17,400 square foot office building in Palo Alto, California for a contract price of $4,532. The Company is planning to occupy a substantial portion of this building for its corporate headquarters during the first quarter of 1998. Century Realty Corporation, an Illinois corporation was the arms-length third party seller of the property.

These acquisitions were funded with proceeds from the Company's December 1996, March 1997 and September 1997 Common Stock offerings, the June 1997 Convertible Preferred Stock offering, assumed loans or bonds secured by the properties as indicated above, the Company's lines of credit and the proceeds from dispositions of one multifamily property and three of the Company's retail centers.

1997 Pending Acquisitions
-------------------------

On November 12, 1997, the Company approved the acquisition of Village at Cascade Park, a 198 unit apartment community located in Vancouver, Washington, for a contract price of $10,430. The purchase is anticipated to close early in 1998. WFRWW Partnership, Patricia Haugen and John Leyerzaph are the arms-length third party sellers of the property.

On November 12, 1997, the Company approved the acquisition of Casa Mango, a 96 unit apartment community located in Del Mar, California, for a contract price of $10,005. The purchase is anticipated to close late in 1997. Pardee Construction Company, a California corporation is the arms-length third party seller of the property.

In November 1997, the Company approved the acquisition of Castle Creek, a newly constructed 216 unit apartment community located in Newcastle, Washington, for a contract price of $20,000. The property is currently in tenant lease-up as is approximately 40% occupied. The purchase is anticipated to close late in 1997. Newcastle Apartments Limited Partnership, a Washington limited partnership is the arms-length third party seller of the property.

These acquisitions are subject to a number of contingencies including the satisfactory completion of due diligence, the negotiation of final terms of the purchase agreement and customary closing conditions. Accordingly, there can be no assurance that these acquisition will be completed.

It is anticipated that the Company will fund these pending acquisitions with the Company's lines of credit and/or future common stock offerings.

1997 Dispositions
-----------------

On April 23, 1997, the Company sold Cedar Mill Place, a retail shopping center located in Portland, Oregon for a gross sales price of $1,950 resulting in a gain of approximately $454. Tandem Properties, LLC was the arms-length third party purchaser of the property.

On May 15, 1997, the Company sold Wichita Towne Center, a retail shopping center located in Milwaukie, Oregon for a gross sales price of $1,617 resulting in a loss of $40. Hsu-Chin Cheng and Kou-Ping Cheng, Co-Trustees of The Cheng Family Trust were the arms-length third party purchasers of the property.

On September 11, 1997, the Company sold Countrywood, a 137 unit apartment complex in Fremont, California for a gross sales price of $9,500 resulting in a gain of $3,344. Woodmont Companies, a California corporation, TFT Properties, Inc., a California corporation and Highlands Exchange Company, Inc., a California corporation were the arms-length third party purchasers of the property.

On September 22, 1997, the Company sold Riviera Plaza, a retail shopping center located in Eugene, Oregon for a gross sales price of $3,086 resulting in a gain of $1,369. Old Stratford LLC, a Nevada limited liability company was the arms-length third party purchaser of the property.

All of the acquisition and disposition transactions were arms-length transactions with unrelated third parties. In each case, the purchase price was based upon a number of factors, including historical and projected rental income, appropriate capitalization rates for similar properties, market comparables, prevailing market conditions in the area and extensive due diligence studies including review of financial operations and physical inspections.

                                                                         Page
Item 7. Financial Statements, Pro Forma Financial Information
-------------------------------------------------------------
and Exhibits
------------

(A) Financial Statements - (Attachment "A")                                6
---------------------------------
Combined Statement of Revenues and Certain Expenses for Stonehedge Village, Bridle Trails, Spring Lake and Maple Leaf for the Year Ended December 31, 1996.

(B)  Pro  Forma  Condensed   Consolidated   Financial  Information
------------------------------------------------------------------
-  Unaudited (Attachment "B")                                             12
-----------------------------

Pro forma condensed consolidated balance sheet for Essex Property Trust as of September 30, 1997 and the related pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996.

(C) Exhibits
------------

None




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned, hereunto duly authorized.


                                            ESSEX PROPERTY TRUST, INC.


                                            By: /s/ Mark J. Mikl
                                            --------------------
                                            Mark J. Mikl, Controller
                                            (Principal Accounting Officer)

                                            Date: December 1, 1997
                                            ----------------------

                                 ATTACHMENT "A"


                 STONEHEDGE VILLAGE, BRIDLE TRAILS, SPRING LAKE
                                 AND MAPLE LEAF

               Combined Statement of Revenues and Certain Expenses

                                December 31, 1996

                   (With Independent Auditors' Report Thereon)

                                 ATTACHMENT "A"

                 STONEHEDGE VILLAGE, BRIDLE TRAILS, SPRING LAKE
                                 AND MAPLE LEAF
               Combined Statement of Revenues and Certain Expenses

                          Year ended December 31, 1996





                                    Contents


                                                               Page

Independent Auditors'Report...................................  A-1

Combined Statement of Revenues and Certain Expenses...........  A-2

Notes to Combined Statement of Revenues and Certain Expenses..  A-3

                          Independent Auditors' Report



The Board of Directors
Essex Property Trust, Inc.:

We have audited the accompanying Combined Statement of Revenues and Certain Expenses (the Statement) of Stonehedge Village, Bridle Trails, Spring Lake, and Maple Leaf for the year ended December 31, 1996. The Statement is the responsibility of management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan an perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by mangement, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared to comply with the requirements of rule 3-14 of Regulation S-X of the Securities and Exchange Commission and excludes certain expenses, described in note 1, that would not be comparable to those resulting from the proposed future operations of the properties. It is not intended to be a complete presentation of the operations of the properties.

In our opinion, the Statement referred to above presents fairly, in all material respects, the gross combines income and direct operating expenses, exclusive of expenses described in note 1, Stonehedge Village, Bridle Trails, Spring Lake, and Maple Leaf for the year ended December 31, 1996, in conformity with generally accepted accounted principles.



San Francisco, California
October 1, 1997

                                                          KPMG Peat Marwick LLP




                                    Page A-1

                 STONEHEDGE VILLAGE, BRIDLE TRAILS, SPRING LAKE
                                 AND MAPLE LEAF

               Combined Statement of Revenues and Certain Expenses

                          Year ended December 31, 1996



Revenues:
         Rental income                          $   3,342,050
         Other                                        104,622
                                                -------------

                                                    3,446,672
                                                -------------

Certain expenses:
         Salaries                                     301,298
         Real estate taxes                            286,718
         Utilities                                    284,473
         Maintenance and repairs                      185,772
         Advertising                                   58,536
         Insurance                                     47,758
         Administrative                                31,614
                                                -------------

                                                    1,196,169
                                                -------------

Revenues in excess of certain expenses          $   2,250,503
                                                =============

                                    Page A-2

                 STONEHEDGE VILLAGE, BRIDLE TRAILS, SPRING LAKE
                                 AND MAPLE LEAF
               Notes to Statement of Revenues and Certain Expenses

                                December 31, 1996



     (1) Properties and Accounting Presentation

     The Combined Statement of Revenues and Certain Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Stonehedge Village, Bridle Trails, Spring Lake and Maple Leaf, four apartment buildings which were acquired by October 28, 1997

     The four properties are Stonehedge Village Apartments, a 196 unit apartment building located in Bothel, WA; Bridle Trails Apartments, a 92 unit apartment building located in Kirkland, WA; Spring Lake Apartments, a 69 unit apartment building located in Seattle, WA; and Maple Leaf Apartments, a 48 unit apartment building located in Seattle, WA.

     In accordance with Rule 3-14, expenses are presented exclusive of depreciation, management fees, interest and income taxes as these expenses would not be comparable to the proposed future operations of the properties.

     The acquisition of the properties may result in a new valuation for purposes of determining future property tax assessments.

     Rental revenue is recognized on the accrual basis of accounting. Tenant leases are generally for a one year period or less.
                                                                     (Continued)
                                    Page A-3

                 STONEHEDGE VILLAGE, BRIDLE TRAILS, SPRING LAKE
                                 AND MAPLE LEAF
               Notes to Statement of Revenues and Certain Expenses






     (2) Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

        Pro forma cash available from operations and pro forma taxable income for the twelve months ended September 30, 1997 are shown below. Pro forma taxable operating results are derived by deducting depreciation from net income before depreciation. However, Essex Property Trust, Inc. (the Company) has and believes it will continue to qualify as a real estate investment trust (REIT) under Sections 856 to 860 of the Internal Revenue Code of 1986, as amended. REITs are allowed to deduct distributions to shareholders from taxable income. The Company believes that current distributions to shareholders will equal or exceed its taxable income. Depreciation expense was estimated considering the purchase price of each property, the appropriate income tax depreciation method and a forty-year depreciable life.

              Revenues                                         $     3,724,005
              Operating expenses (excluding interest)                1,483,460
                                                               ---------------
              Cash available from operations                         2,240,545
              Depreciation expense                                     630,352
                                                               ---------------
              Taxable income                                   $     1,610,193
                                                               ===============

                                    Page A-4

                                 ATTACHMENT "B"

                           ESSEX PROPERTY TRUST, INC.
       Pro Forma Condensed Consolidated Financial Information - Unaudited


                                Table of Contents


                                                                   Page
                                                                   ----

Pro Forma Condensed Consolidated Balance
Sheet as of September 30, 1997                                      B-1
Pro Forma Condensed Consolidated Statement
of Operations for the nine months ended September 30, 1997          B-2

Pro Forma Condensed Consolidated Statement of
Operations for the year ended December 31, 1996                     B-3

Notes to Pro Forma Condensed Consolidated Financial Information     B-4

                           ESSEX PROPERTY TRUST, INC.
                 Pro Forma Condensed Consolidated Balance Sheet
                            As of September 30, 1997
                                   (Unaudited)
           (Dollars in thousands, except shares and per share amounts)

                                                                    Pro Forma
                                                                 Adjustments (2)
                                                                   Acquisition
                                                       Historical   Property    Pro Forma
                                                       ----------  ----------   ----------
    ................................................

ASSETS
Real estate
  Rental properties
    Land and land improvements .....................   $ 141,232    $  29,643    $ 170,875
    Buildings and improvements .....................     425,179       92,493      517,672
                                                       ---------    ---------    ---------
                                                         566,411      122,136      688,547
  Less accumulated depreciation ....................     (53,916)           0      (53,916)
                                                       ---------    ---------    ---------
                                                         512,495      122,136      634,631
  Real estate under development ....................       2,627            0        2,627
  Investments ......................................      22,663            0       22,663
                                                       ---------    ---------    ---------
                                                         537,785      122,136      659,921

Cash and cash equivalents - unrestricted ...........      18,781      (16,016)       2,765
Restricted cash ....................................       5,662            0        5,662
Notes and other related party receivables ..........      14,063            0       14,063
Notes and other receivables ........................       8,086            0        8,086
Prepaid expenses and other assets ..................       9,333            0        9,333
Deferred charges, net ..............................       4,080            0        4,080
                                                       ---------    ---------    ---------
                                                       $ 597,790    $ 106,120    $ 703,910
                                                       =========    =========    =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable .............................   $ 187,926    $  33,910    $ 221,836
Lines of credit ....................................           0       72,210       72,210
Accounts payable and accrued liabilities ...........      19,657            0       19,657
Dividends payable ..................................       8,509            0        8,509
Other liabilities ..................................       3,542            0        3,542
                                                       ---------    ---------    ---------
  Total liabilities ................................     219,634      106,120      325,754

Minority interest ..................................      28,377            0       28,377

STOCKHOLDERS' EQUITY
  8.75% convertible preferred stock, series 1996A,
    $.001 par value, 1,600,000 authorized, 800,000
    issued and outstanding .........................           1            0            1
  Common stock, $.0001 par value, 668,400,000 shares
    authorized, 8,805,500 shares issued and ........           1            0            1
outstanding
  Additional paid in capital .......................     380,563            0      380,563
  Accumulated deficit ..............................     (30,786)           0      (30,786)
                                                       ---------    ---------    ---------
                                                         349,779            0      349,779
                                                       ---------    ---------    ---------
                                                       $ 597,790    $ 106,120    $ 703,910
                                                       =========    =========    =========

     See accompanying notes to pro forma consolidated financial information
                                    Page B-1

                           ESSEX PROPERTY TRUST, INC.
            Pro Forma Condensed Consolidated Statement of Operations
                  For the nine months ended September 30, 1997
                                   (Unaudited)
           (Dollars in thousands, except shares and per share amounts)

                                                                     Pro Forma Adjustments (3)
                                                                 -------------------------------
                                                                    Acquisition     Disposition
                                                   Historical       Properties      Properties      Pro Forma
                                                  -------------    ------------   -------------   -------------
    ............................................

Revenues
  Rental .......................................   $     56,596    $     18,176    $      1,395    $     73,377
  Interest and other income ....................          3,510             204              23           3,691
                                                   ------------    ------------    ------------    ------------
                                                         60,106          18,380           1,418          77,068
                                                   ------------    ------------    ------------    ------------
Expenses
  Property operating expenses
    Maintenance and repairs ....................          4,765           1,690             137           6,318
    Real estate taxes ..........................          4,473           1,718             111           6,080
    Utilities ..................................          3,649           1,253              62           4,840
    Administrative .............................          3,845           1,496              58           5,283
    Advertising ................................            861              78              15             924
    Insurance ..................................            688             258              16             930
    Depreciation and amortization ..............          9,863           3,670              63          13,470
                                                   ------------    ------------    ------------    ------------
                                                         28,144          10,163             462          37,845
                                                   ------------    ------------    ------------    ------------
  Interest .....................................          9,348           3,404               0          12,752
  Amortization of deferred financing costs......            383               9               0             392
  General and administrative ...................          1,682               0               0           1,682
  Loss from hedge termination ..................              0               0               0               0
                                                   ------------    ------------    ------------    ------------
    Total expenses .............................         39,557          13,576             462          52,671
                                                   ------------    ------------    ------------    ------------
Income before gain on sales of real estate,
  minority interests and extraordinary item.....         20,549           4,804             956          24,397
Gain on sales of real estate ...................          5,127               0           5,127               0
                                                   ------------    ------------    ------------    ------------
Income before minority interests and
  extraordinary item ...........................         25,676           4,804           6,083          24,397
Minority interests .............................         (3,483)           (503)           (105)         (3,881)
                                                   ------------    ------------    ------------    ------------
Income before extraordinary item ...............         22,193           4,301           5,978          20,516
Extraordinary item .............................           (104)              0               0            (104)
                                                   ------------    ------------    ------------    ------------
 Net income ....................................   $     22,089    $      4,301    $      5,978    $     20,412
                                                   ============    ============    ============    ============
Per share data
Primary:
  Net income per share from operations
    before extraordinary item ..................   $       1.54                                    $       1.24
  Extraordinary item - debt ....................          (0.01)                                          (0.01)
extinguishment
                                                   ------------                                    ------------
  Net income per share .........................   $       1.53                                    $       1.23
                                                   ============                                    ============

Weighted average number of shares
  outstanding during the period ................     13,230,385                                      15,012,988
                                                   ============                                    ============

Fully diluted:
  Net income per share from operations
    before extraordinary item ..................   $       1.53                                    $       1.20
  Extraordinary item - debt ....................          (0.01)                                          (0.01)
extinguishment
                                                   ------------                                    ------------
  Net income per share .........................   $       1.52                                    $       1.19
                                                   ============                                    ============

Weighted average number of shares
  outstanding during the period ................     14,525,128                                      17,222,017
                                                   ============                                    ============

Supplemental information - Funds from operations
  Income before minority interests .............   $     25,572    $      4,804    $      6,083    $     24,293
  Adjustments
    Depreciation and amortization ..............          9,863           3,670              63          13,470
    Adjustment for unconsolidated
      joint ventures ...........................            690               0               0             690
    Non-recurring items, including gain on
      sales of real estate, loss from hedge
      termination and extraordinary item .......         (5,023)              0          (5,127)            104
    Minority interests .........................           (441)           (503)           (105)           (839)
                                                   ------------    ------------    ------------    ------------
    Funds from operations ......................   $     30,661    $      7,971    $        914    $     37,718
                                                   ============    ============    ============    ============

See accompanying notes to pro forma condensed consolidated financial information
                                    Page B-2



                           ESSEX PROPERTY TRUST, INC.
            Pro Forma Condensed Consolidated Statement of Operations
                  For the nine months ended September 30, 1997
                                   (Unaudited)
           (Dollars in thousands, except shares and per share amounts)

                                                                   Pro Forma Adjustments (3)
                                                                --------------------------------
                                                                    Acquisition     Disposition
                                                   Historical       Properties      Properties      Pro Forma
                                                  -------------   -------------    ------------   -------------
    ............................................

Revenues
  Rental .......................................   $     47,780    $     32,192    $      2,167    $     77,805
  Interest and other income ....................          2,913             551              30           3,434
                                                   ------------    ------------    ------------    ------------
                                                         50,693          32,743           2,197          81,239
                                                   ------------    ------------    ------------    ------------
Expenses
  Property operating expenses
    Maintenance and repairs ....................          4,341           3,038             247           7,132
    Real estate taxes ..........................          3,790           2,985             181           6,594
    Utilities ..................................          3,175           2,252             102           5,325
    Administrative .............................          2,911           2,541              83           5,369
    Advertising ................................            653             242              20             875
    Insurance ..................................            635             480              30           1,085
    Depreciation and amortization ..............          8,855           6,240             372          14,723
                                                   ------------    ------------    ------------    ------------
                                                         24,360          17,778           1,035          41,103
                                                   ------------    ------------    ------------    ------------
  Interest .....................................         11,442           4,885               0          16,327
  Amortization of deferred financing costs......            639              17               0             656
  General and administrative ...................          1,717               0               0           1,717
  Loss from hedge termination ..................             42               0               0              42
                                                   ------------    ------------    ------------    ------------
    Total expenses .............................         38,200          22,680           1,035          59,845
                                                   ------------    ------------    ------------    ------------

Income before gain on sales of real estate,
  minority interests and extraordinary item.....         12,493          10,063           1,162          21,394

Gain on sales of real estate ...................          2,477               0               0           2,477
                                                   ------------    ------------    ------------    ------------
Income before minority interests and
  extraordinary item ...........................         14,970          10,063           1,162          23,871

Minority interests .............................         (2,648)         (1,245)           (128)         (3,765)

                                                   ------------    ------------    ------------    ------------
Income before extraordinary item ...............         12,322           8,818           1,034          20,106

Extraordinary item .............................         (3,441)              0               0          (3,441)

                                                   ------------    ------------    ------------    ------------
 Net income ....................................   $      8,881    $      8,818    $      1,034    $     16,665
                                                   ============    ============    ============    ============
Per share data
Primary:
  Net income per share from operations
    before extraordinary item ..................   $       1.50                                    $       1.48
  Extraordinary item - debt ....................          (0.38)                                          (0.38)
extinguishment
                                                   ------------                                    ------------
  Net income per share .........................   $       1.12                                    $       1.10
                                                   ============                                    ============

Weighted average number of shares
  outstanding during the period ................      7,347,527                                      13,536,960
                                                   ============                                    ============

Fully diluted:
  Net income per share from operations
    before extraordinary item ..................   $       1.51                                    $       1.49
  Extraordinary item - debt ....................          (0.36)                                          (0.36)
extinguishment
                                                   ------------                                    ------------
  Net income per share .........................   $       1.15                                    $       1.13
                                                   ============                                    ============
Weighted average number of shares
  outstanding during the period ................      7,707,236                                      14,810,955
                                                   ============                                    ============
Supplemental information - Funds from operations
  Income before minority interests .............   $     11,529    $     10,063    $      1,162    $     20,430
  Adjustments
    Depreciation and amortization ..............          8,855           6,240             372          14,723
    Adjustment for unconsolidated
      joint ventures ...........................            508               0               0             508
    Non-recurring items, including gain on
      sales of real estate, loss from hedge
      termination and extraordinary item .......          1,006               0               0           1,006
    Minority interests .........................           (560)         (1,245)           (128)         (1,677)
                                                   ------------    ------------    ------------    ------------
    Funds from operations ......................   $     21,338    $     15,058    $      1,406    $     34,990
                                                   ============    ============    ============    ============

See accompanying notes to pro forma condensed consolidated financial information
                                    Page B-3

                           ESSEX PROPERTY TRUST, INC.
         Notes to Pro Forma Condensed Consolidated Financial Information
                    September 30, 1997 and December 31, 1996
                                   (Unaudited)
           (Dollars in thousands, except shares and per share amounts)


(1) - Overview

Between January 1, 1997 and November 30,1997, Essex directly acquired twenty one multifamily properties, totaling 2,922 units, at an aggregate contract price of $209,841. In addition, Essex currently has three multifamily properties, totaling 510 units, which would be considered probable acquisitions at an aggregate contract price of $40,435. During this period the Company disposed of one multifamily property for proceeds of $9,500 and three retail properties for proceeds of $6,653. Greater details regarding these property transactions are included in Item 5 of this form 8-K filing.

On March 31, 1997, Essex completed the sale of 2,000,000 shares of its Common Stock to Cohen & Steers at a price of $29.125 per share. Net proceeds from the sale were approximately $58,125.

On June 20, 1997, Essex completed the second phase of the Tiger/Westbrook transaction with the sale of an additional $20,000 of its Convertible Preferred Stock to Tiger/Westbrook. Net proceeds from the sale were $20,000.

On September 10, 1997, Essex completed a public offering of 1,300,000 shares of its Common Stock at a net price of $31.00 per share. On September 19, 1997, the underwriter exercised its "over-allotment" option and Essex sold an additional 195,000 shares at $31.00 per share. Net proceeds from the sale were approximately $46,145.

The unaudited pro forma condensed consolidated balance sheet as of December 31, 1996 and pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996, are presented as if the property and equity transactions stated above occurred on January 1, 1996.

(2) - Pro Forma Condensed Consolidated Balance Sheet Adjustments

The pro forma condensed consolidated balance sheet as of September 30, 1997 includes fourteen acquisitions with an aggregate cost of $128,140 in the historical column and pro forma adjustments for seven property acquisitions and three probable acquisitions all subsequent to September 30, 1997 with an aggregate cost of $122,136. Real estate investments were increased by $250,276 based on the contracted acquisition prices. It is assumed that 75% of the increase in real estate investment will be allocated to buildings and improvements for purposes of depreciation.

The detail of the increase in real estate investment based on properties acquisition since October 1, 1997 is as follows:

Huntington Breakers                                           $ 30,400
Bridle Trails                                                    6,620
Maple Leaf                                                       3,836
Spring Lake                                                      3,860
Stonehedge Village                                              14,160
Trabuco Villas                                                  11,750
The Meadows at Cascade Park                                     11,075
Casa Mango (probable acquisition)                               10,005
Village at Cascade Park (probable acquisition)                  10,430
Castle Creek (probable acquisition)                             20,000
                                    Page B-4

                           ESSEX PROPERTY TRUST, INC.
         Notes to Pro Forma Condensed Consolidated Financial Information

                    September 30, 1997 and December 31, 1996

                                   (Unaudited)
           (Dollars in thousands, except shares and per share amounts)


The Huntington Breakers acquisition was funded with $16,000 of assumed tax exempt variable rate bonds and $14,400 with the Company's lines of credit.

The Bridle Trails, Maple Leaf, Spring Lake and Stonehedge Village acquisitions were funded with approximately $17,910 of assumed fixed rate loans (originated in 1997) and the balance with the Company's lines of credit.

The Trabuco Villas acquisition was funded with proceeds from the sale of the multifamily residential property and the Company's lines of credit.

The Meadows at Cascade Park acquisition was funded with the Company's lines of credit.

The Casa Mango, Village at Cascade Park and Castle Creeks acquisitions are anticipated to be funded with the Company's lines of credit and excess cash balances.

(3) - Pro Forma Condensed Consolidated Statements of Operations Adjustments

The pro forma condensed consolidated statement of operations for the nine months ended September 30, 1997 include the following pro forma adjustments:

For Wilshire Promenade Apartments, acquired on January 3, 1997, actual operating income through September 30, 1997 is reflected in the historical operating results for the nine months ended September 30, 1997.

For Tara Village Apartments, acquired on January 28, 1997, pro forma adjustment was made by extrapolating from the eight months actual operating income through September 30, 1997. The first year property budget was used to derive the 1996 pro forma adjustment.

For Foothill and Twin Creek Apartments, acquired on February 27, 1997, pro forma adjustment was made by extrapolating from the seven months actual operating income through September 30, 1997. The first year property budget was used to derive the 1996 pro forma adjustment.

For the Countrywood Apartments, Cedar Mill, Wichita Towne Center and Riviera Square retail centers, the pro forma adjustment reflects the elimination of the actual results of operations.

For Kings Road, Casa Del Mar, Evergreen Heights, Villa Scandia, The Bluffs II, The Village Apartments, Camarillo Oaks (the additional 193 units), Park Place, Windsor Court, Windsor Terrace, Huntington Breakers, Bridle Trails, Maple Leaf, Spring Lake, Stonehedge Village, Trabuco Villas, The Meadows at Cascade Park, Casa Mango, Village at Cascade Park and Castle Creek pro forma adjustments incorporated into the nine months ended September 30, 1997 are based on their respective internal operating budgets as reduced by their respective actual operating income through September 30, 1997. The first year property budgets were used to derive the 1996 pro forma adjustments.





                                    Page B-5